MET INVESTORS SERIES TRUST	SUMMARY PROSPECTUS April 30, 2012 As amended August 21, 2012

Lord Abbett Mid Cap Value Portfolio

Class A, Class B and Class E Shares

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus and other information about the Portfolio (including the documents listed below) online at www.metlife.com/variablefunds. You can also get this information at no cost by calling 1-800-638-7732 or by sending an e-mail request to RCG@metlife.com. The Portfolio’s Prospectus and Statement of Additional Information, both dated April 30, 2012, and the Portfolio’s financial statements for the year ended December 31, 2011, including the notes to the financial statements, the financial highlights and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Portfolio, dated December 31, 2011, are all incorporated by reference into this Summary Prospectus. This Summary Prospectus is intended for individuals who have purchased certain variable life insurance policies and variable annuity contracts (collectively, “Contracts”) from Metropolitan Life Insurance Company and its affiliates and is not intended for use by other investors.

Investment Objective

Capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. These fees and expenses are for the year ended December 31, 2011, and are expressed as a percentage of the Portfolio’s average daily net assets over that period. The amounts for the Class E shares of the Portfolio are based on the expenses of the Portfolio’s Class A shares, as adjusted to include applicable 12b-1 fees. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class E
Management Fee	0.67%	0.67%	0.67%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.15%
Other Expenses	0.06%	0.06%	0.06%

Total Annual Portfolio Operating Expenses Before Fee Waiver	0.73%	0.98%	0.88%
Contractual Fee Waiver*	0.02%	0.02%	0.02%

Total Annual Portfolio Operating Expenses After Fee Waiver	0.71%	0.96%	0.86%

*	MetLife Advisers, LLC has contractually agreed, for the period April 30, 2012 through April 30, 2013, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.650% of the first $900 million of the Portfolio’s average daily net assets, plus 0.625% of such assets over $900 million up to $1 billion, plus 0.600% of such assets over $1 billion. This arrangement may be modified or discontinued prior to April 30, 2013, only with the approval of the Board of Trustees of the Portfolio.

Example

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all of your dividends, that the Portfolio’s operating expenses remain the same and that all fee waivers remain in effect only for the period ending April 30, 2013. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class A	Class B	Class E
1 Year	$73	$98	$88
3 Years	$232	$312	$280
5 Years	$405	$542	$488
10 Years	$907	$1,204	$1,086

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 47.3% of the average value of its portfolio.

Principal Investment Strategies

Lord, Abbett & Co. LLC (“Lord Abbett”), subadviser to the Portfolio, invests, under normal market conditions, at least 80% of the Portfolio’s net assets in equity securities of mid-sized companies.

The Portfolio’s investments primarily include the following types of securities and other financial instruments:

■	Equity securities, such as common stocks, preferred stocks, convertible securities and equity interests in trusts, partnerships and limited liability companies. The Portfolio may also invest in securities that are tied to the price of stock, such as warrants, rights, and convertible debt securities.

■

Mid-sized companies having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Midcap® Index. As of December 31, 2011, the market capitalizations of companies in the Russell Midcap® Index ranged from $116.71 million to $20.43 billion.

■

Value stocks that the portfolio manager believes to be underpriced or undervalued according to certain financial measurements of intrinsic worth or business prospects and have the potential for capital appreciation.

■

Securities issued by foreign companies and traded primarily on a U.S. securities exchange. These types of securities include American Depositary Receipts (“ADRs”), which are typically issued by a U.S. financial institution (such as a bank) and represent a specified number of shares issued by a foreign company. The Portfolio may also invest up to 10% of its net assets in securities issued by foreign companies that are primarily traded outside of the U.S.

■	Real estate related securities.

Primary Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Primary Risks of Investing in the Portfolio” in the Prospectus, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.

Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of smaller companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.

Foreign Investment Risk.    Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.

Convertible Securities Risk.    Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. In addition, a convertible security may be bought back by the issuer at a time and a price that is disadvantageous to the Portfolio.

Real Estate Investment Risk.    Investments in real estate investment trusts and other real estate related securities may be adversely impacted by the performance of the real estate market generally or that of a particular sub-sector or geographic region.

Past Performance

The information below shows the volatility of the Portfolio’s returns from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio’s Class A shares for the last ten calendar years and indicates how it has varied from year to year. Class E shares of the Portfolio are first being offered on April 30, 2012. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. The table below compares the Portfolio’s average annual compounded total returns for each class with index returns. For more information

Lord Abbett Mid Cap Value Portfolio

about indexes, please see “Index Description” in the Prospectus. It is not possible to invest directly in an index.

Year-by-Year Total Return as of December 31 of Each Year

Highest Quarter	3rd – 2009	19.10%
Lowest Quarter	3rd – 2011	-22.14%

Average Annual Total Return as of December 31, 2011

	1 Year	5 Years	10 Years
Class A	-3.46%	-0.94%	5.20%
Class B	-3.70%	-1.18%	4.93%
Russell Midcap Value Index (reflects no deduction for mutual fund fees and expenses)	-1.38%	0.04%	7.67%

Management

Adviser.    MetLife Advisers, LLC (“MetLife Advisers”) is the Portfolio’s investment adviser.

Subadviser.    Lord, Abbett & Co. LLC (the “Subadviser”) is the subadviser to the Portfolio.

Portfolio Managers.    Robert P. Fetch, CFA, a Partner and Director with Lord Abbett, and Jeff Diamond, CFA, a Portfolio Manager with Lord Abbett, have managed the Portfolio since 2009 and 2008, respectively.

Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Insurance Companies and Their Affiliates

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies that are affiliated with the Portfolio and MetLife Advisers. As a result of these affiliations, the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other unaffiliated portfolios. The Portfolio and its related companies may also make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services. The benefits to the insurance companies of offering the Portfolio over unaffiliated portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

Lord Abbett Mid Cap Value Portfolio

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